SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 12, 1999
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                        COLLAGENEX PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                     0-28308                     52-1758016
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(State or Other Jurisdiction    (Commission File               (IRS Employer
 of Incorporation)                  Number)                  Identification No.)


41 University Drive
Newtown, Pennsylvania                                              18940
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (215) 579-7388
                                                  ------------------------------


301 South State Street
Newtown, Pennsylvania                                              18940
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.


      On May 12, 1999, CollaGenex Pharmaceuticals, Inc. (the "Company") consummated a $20.0 million financing (the "Financing") through the issuance of its Series D Cumulative Convertible Preferred Stock (the "Preferred Stock"). OCM Principal Opportunities Fund, L.P. ("OCM") led the investor group, which also included certain current stockholders of the Company.

      The issuance of the Preferred Stock was approved by a majority of the Company's stockholders at the Company's Annual Meeting of Stockholders on May 11, 1999. The proceeds of such Financing will be used for general working capital purposes, including the prepayment of a $10 million Senior Secured Convertible Note provided by OCM on March 19, 1999 in connection with the Financing.

      The Preferred Stock is convertible at any time into shares of Common Stock of the Company at an initial conversion price of $11.00 per common share. The conversion price is not subject to reset except in the event that the Company should fail to declare and pay dividends when due or the Company should issue new equity securities or convertible securities at a price per share or having a conversion price per share lower than the then applicable conversion price of the Preferred Stock.

      During the first three years following issuance, holders of the Preferred Stock will be entitled to receive dividends payable in shares of fully registered Common Stock at a rate of 8.4% per annum. Thereafter, dividends will be payable in cash at a rate of 8.0% per annum.


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


ITEM 7.   FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits

            Exhibit No.                         Document
            -----------                         --------

                4.1 Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred stock of CollaGenex Pharmaceuticals, Inc.

               10.1 Stock Purchase Agreement, dated March 19, 1999, by and among CollaGenex Pharmaceuticals, Inc., OCM Principal Opportunities Fund, L.P. and the Purchasers set forth therein (Incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 1999.)

               10.2 Stockholders and Registration Rights Agreement, dated March 19, 1999, by and among CollaGenex Pharmaceuticals, Inc., OCM Principal Opportunities Fund, L.P. and the Purchasers set forth therein.

                                    SIGNATURE
                                    ---------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               COLLAGENEX PHARMACEUTICALS, INC.


                               By: /s/ Brian M. Gallagher, Ph.D.
                                  --------------------------------------------
                               Name:   Brian M. Gallagher, Ph.D.
                               Title:  President, Chief Executive Officer and
                                       Director


May 25, 1999

                                  EXHIBIT INDEX

            Exhibit No.                         Document
            -----------                         --------

                4.1 Certificate of Designation, Preferences and Rights of Series D Cumulative Convertible Preferred stock of CollaGenex Pharmaceuticals, Inc.

               10.1 Stock Purchase Agreement, dated March 19, 1999, by and among CollaGenex Pharmaceuticals, Inc., OCM Principal Opportunities Fund, L.P. and the Purchasers set forth therein (Incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 1999.)

               10.2 Stockholders and Registration Rights Agreement, dated March 19, 1999, by and among CollaGenex Pharmaceuticals, Inc., OCM Principal Opportunities Fund, L.P. and the Purchasers set forth therein.


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